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                                 [LOGO]  LIBERTY
                                        ALL*STAR
                                       -----------
                                   GROWTH FUND

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                                     SMALL-CAP

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                                   MID-CAP

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                                   LARGE-CAP

                               ANNUAL REPORT 1999

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                         A SINGLE INVESTMENT...
                                A DIVERSIFIED PORTFOLIO

Only one mutual fund offers:

o  A diversified, multi-managed portfolio of small, mid- and large cap stocks

o Exposure to the industry sectors that make the U.S. economy the world's most dynamic

o  Access to institutional-quality portfolio managers

o Objective and ongoing manager evaluation

o  A quarterly fixed distribution policy

o  Listing on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR GROWTH FUND, INC.

                                                              President's Letter
--------------------------------------------------------------------------------

Fellow Shareholders:                                               February 2000

      The net asset value (NAV) of a common share of the Fund increased during the fourth quarter from $11.64 to $13.44, after deducting the quarter's distribution of 31 cents. The Fund's NAV increased 18.9 percent for the quarter compared to increases of 28.6 percent for the Lipper Mid-Cap Mutual Fund Average, and 17.2 percent for the Russell Midcap and S&PMidCap indices. The Fund trailed the Lipper Mid-Cap Mutual Fund Average and the Russell Midcap Index for the year which returned 39.2 percent and 18.2 percent, respectively. However, the Fund outperformed the S&P MidCap Index which returned 14.7 percent. During the quarter, the market price for a share of the Fund traded in a range of $9.313 to $10.938 before closing the quarter at $10.813. The ending price represented a discount to NAV of 19.5 percent compared with a discount to NAV of
14.1 percent at the end of the third quarter.

---------------------------------------------------------------------------------------------
Short-Term Summary                                              Fourth              Full
through December 31, 1999                                       Quarter             Year
---------------------------------------------------------------------------------------------
LIBERTY ALL-STAR GROWTH FUND, INC.

 Shares Valued at Net Asset Value                                18.9%             15.2%

 Shares Valued at Net Asset Value with Dividends Reinvested      19.0%             15.9%

 Shares Valued at Market Price with Dividends Reinvested         11.5%              6.2%

 Fund's Closing Market Price Range                         $9.438 to $10.813 $9.438 to $11.875

 Fund's Discount Range                                      21.6% to 13.7%     21.6% to 7.5%

Lipper Mid-Cap Mutual Fund Average                               28.6%             39.2%

Russell Midcap Index                                             17.2%             18.2%

S&P MidCap Index                                                 17.2%             14.7%

---------------------------------------------------------------------------------------------
Long-Term Performance Summary                                   Annualized Rates of Return
through December 31, 1999                                         Year            4 Year*
---------------------------------------------------------------------------------------------
LIBERTY ALL-STAR GROWTH FUND, INC.

 Shares Valued at Net Asset Value                                19.0%             18.7%

 Shares Valued at Net Asset Value with Dividends Reinvested      19.4              19.1

 Shares Valued at Market Price with Dividends Reinvested         18.6              16.2

Lipper Mid-Cap Mutual Fund Average                               23.8              21.1

Russell Midcap Index                                             18.9              18.9

S&P MidCap Index                                                 21.8              21.2

Figures shown for the Fund and the Lipper Mid-Cap Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume all primary subscription rights in the Fund's rights offering were exercised. Figures shown for the unmanaged Russell Midcap and S&PMidCap indices are total returns, including income.

* Liberty Asset Management Company (LAMCO) assumed complete management of the Fund in November 1995, therefore, 1996 represents the first full calendar year of management by LAMCO.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The outperformance of the Fund's NAV when compared to the Fund's market price during the fourth quarter resulted in the widening of the Fund's discount from 14.1 percent to 19.5 percent. Financial observers have noted that the widening of the discount for some closed-end funds had been more dramatic during the fourth quarter due to liquidity concerns related to Y2K along with investors' preference for more aggressive momentum-oriented growth funds. Although we can only speculate as to the validity of such assertions, we can say with certainty that we are keenly aware of the issue and are closely monitoring the situation as this new year unfolds.

      During 1999, the range of returns for the individual mutual funds that comprised the Lipper Mid-Cap Mutual Fund Average was extraordinary. Of the 418 funds in that universe, returns ranged from a low of -14.5 percent to a high of
197.8 percent with a median return of 30.5 percent. The Fund ranked in the third quartile (66th percentile) for the year. While our 1999 results did not keep pace with our more aggressive growth peers, it was the first calendar year that the Fund ranked below the 50th percentile since LAMCO assumed complete management responsibility. The following chart illustrates the dispersions of mid-cap mutual fund returns as well as where the Fund ranked over these four years. Please note how wide the range of returns was in 1999 compared to the prior three years.

[GRAPHIC MISSING]

What makes the 1999 results even more surprising is that the best performing stocks were companies that had little or no earnings. Based on a Salomon Smith Barney study, the stock price of companies that were anticipated to have no earnings for 1999 delivered the best results by a wide margin. Using the Russell Smallcap, Midcap and Largecap Indices, the Salomon Smith Barney chart on the following page demonstrates this point.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   [The following tables were depicted as bar charts in the printed material.]

1999 Russell Index Performance Versus
Performance of Constitutuent Companies with Projected Losses

1999 Total Index
Russell 2000               Russell Midcap            Russell 1000

   19.6%                         16.5%                    19.5%

Average 1999 Performance of Companies with Projected Earnings Per Share Losses
Russell 2000               Russell Midcap            Russell 1000

   96.5%                        194.3%                    184.2%

      Another way to explain such dispersion in returns is to examine how high quality companies were perceived during 1999. The following Merrill Lynch study shows how stocks performed based upon Standard and Poor's (S&P) generated quality ratings. Ratings assigned to companies' range from the lowest quality, D, to the highest quality, A+. One important criterion used by S&P in determining a company's rating is earnings growth. The charts below show the S&P quality ratings for the past two calendar years which demonstrate how the market's focus shifted from one year to the next.

[BAR CHARTS]

       Merrill Lynch "Quality" Indices
            1999 Price Performance

Indices are based on S&P Common Stock Ratings

  A+      A       A-     B+     B        B-     C&D
-1.6%   -6.5%   -5.1%   7.1%   12.3%   20.6%   71.4%


       Merrill Lynch "Quality" Indices
            1998 Price Performance

Indices are based on S&P Common Stock Ratings

  A+      A       A-     B+     B        B-     C&D
 19.8%   12.1%    9.3%  5.0%   8.5%    -10.9%  -4.4%

      Based on companies ranked by S&P, the Fund had approximately 51 percent of its holdings rated among the three "A" categories, and 49 percent among the three "B" rated categories, with none rated among the "C" or "D" categories during 1999. The Fund's focus on quality companies contributed to its relative underperformance during 1999.

      As you know, the Fund utilizes a multi-managed approach wherein two managers employ a growth style and one, Oppenheimer Capital, employs a value style. Even with its value orientation, Oppenheimer does not follow a traditional quantitative

--------------------------------------------------------------------------------

value approach that selects just statistically "cheap" stocks, as approximately 15 percent of its portfolio is in such technology names as Intel, Nokia, and Computer Associates. Of the three "original" managers in the Fund when LAMCOassumed complete management responsibility in November 1995, Oppenheimer is the only one remaining. Oppenheimer has remained in the lineup due to its successful approach to value investing. When combining the technology sector exposure of Oppenheimer with that of the two growth managers, that sector at year-end totaled approxi mately one-third of the Fund's assets. With technology having been the most influential area of the market in 1999, the Fund seemed to be in position to perform well. Unfortunately, on a relative basis, it did not. By year-end, many growth oriented benchmarks and growth oriented mutual funds had technology sector exposures of 50 percent or higher. More significant than those large exposures was that most of the gains in the technology sector were driven by the more aggressive momentum-oriented telecommunication and Internet related stocks, many of which have yet to turn a profit. Our current growth managers focus on quality growth companies with sustainable earnings trends, and due to their investment philosophy, many of the more speculative, unprofitable companies owned by other funds were not owned by our managers during 1999. Our current managers believe that technology exposure can be obtained while controlling risk. They attempt to find proven companies in many sectors of the market, including technology, whose businesses are profitable and have dominant market shares. In assessing our current fund structure, LAMCO is aware that by having a value oriented manager in the lineup, there is an implicit technology sector underweighting and a financial sector overweighting which could result in underperformance relative to more aggressive growth funds. We are committed to improving the Fund's ability to compete with other growth oriented mutual funds as well as with growth oriented benchmarks, but not to the extent of sacrificing the multi-management approach or by becoming a "technology" fund. We do, however, constantly monitor the investment philosophy of each manager in the Fund and will not be adverse to making changes in the future if deemed appropriate.

      We hope you find the review of multi-management as practiced by LAMCO, which begins on page 7, to be of interest. You may also want to read the insightful comments of our three portfolio managers in this year's Manager Roundtable (beginning on page 13).

      Let me take this opportunity to thank you for your continuing support of the Fund, and to pledge our continued very best efforts on your behalf as we move into this exciting new century.

Sincerely,

/s/ William R. Parmentier, Jr.

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc. and
Liberty Asset Management Company

                                       Investment Growth as of December 31, 1999
--------------------------------------------------------------------------------

[The following table was depicted as a mountain chart in the printed material.]

                           <--- NEED PLOT POINTS --->

To evaluate NAV performance of the Fund, these values should be used. Each shows how the NAV has fared by keeping distributions at work in the Fund. The upper value includes additional investments made through the rights offering in 1998.

Net asset value of one share of the Fund as of 12/31/99.

      The Fund maintains an optional Automatic Dividend Reinvestment and Cash Purchase Plan, whereby distributions are automatically invested in additional shares of the Fund. In addition, since 1996 -- the first full year that Liberty Asset Management Company assumed complete management responsibilities for the Fund -- one rights offering has allowed investors to acquire additional shares at a discount from the market price. The rights offering in July 1998 allowed investors to acquire one share at $12.41 for every 10 shares held.

      As the graph above shows, an original share*, assuming participation in the rights offering and reinvestment of all distributions, has grown to a net asset value of $22.97 (1.709 shares times the current $13.44 net asset value per share). Excluding the rights offering shares, an original share* has grown to a net asset value of $20.87 (1.553 shares times the current $13.44 net asset value per share).

      Determining investment growth using the market price, an original share*, assuming participation in the rights offering and reinvestment of all distributions, has grown to a market value of $18.48 (1.709 shares times the current $10.813 market price per share). Excluding the rights offering shares, an original share* has grown to a market value of $16.79 (1.553 shares times the current $10.813 market price per share).

* Since 1996, which is the first full year that Liberty Asset Management Company assumed complete management responsibilities for the Fund.

A Table of Per-Share Values, Distributions and Reinvestment
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                          Shares       Shares
               Shares                   Purchased     Acquired    Shares        NAV(2)              Market Price Total Market
              Owned At                   Through      Through     Owned       Per Share   Total NAV   Per Share    Price Of
              Beginning    Per Share   Reinvestment    Rights     At End       At End     Of Shares     At End      Shares
Year           Of Year   Distributions   Program      Offering    Of Year      Of Year      Owned      Of Year       Owned
-----------------------------------------------------------------------------------------------------------------------------
1996(1)         1.000        1.02         0.107          -         1.107        11.27       12.48        9.25       10.24
-----------------------------------------------------------------------------------------------------------------------------
1997            1.107        1.24         0.125          -         1.232        12.89       15.88       11.938      14.71
-----------------------------------------------------------------------------------------------------------------------------
1998            1.232        1.35         0.159       0.130(3)     1.521        13.03       19.82       11.438      17.40
-----------------------------------------------------------------------------------------------------------------------------
1999
1st Quarter     1.521        0.31         0.044          -         1.565        12.28       19.22       10.625      16.63

2nd Quarter     1.565        0.32         0.047          -         1.612        12.82       20.67       11.063      17.83

3rd Quarter     1.612        0.29         0.045          -         1.657        11.64       19.29        10.00      16.57

4th Quarter     1.657        0.31         0.052          -         1.709        13.44       22.97       10.813      18.48
-----------------------------------------------------------------------------------------------------------------------------

1. Represents the first full year that Liberty Asset Management Company assumed complete management responsibility for the Fund.
2. Net Asset Value.
3. Rights offering completed in July 1998. One share offered at $12.41 for every 10 shares owned.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.'s current policy, in effect since 1997, is to pay distributions on its common stock totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

                                                LAMCO's Multi-Management Program
--------------------------------------------------------------------------------
                                                           Why Multi-Management?

Most mutual funds are run by a single portfolio manager or an in-house team of managers who pursue a particular investment style. This structure produces commendable results when the manager's or team's investment style is working. But styles go in and out of favor. When that happens, performance usually follows suit as depicted below:

[GRAPHIC MISSING]

Liberty All-Star Growth Fund utilizes multi-management, the same approach that is practiced by most large institutions such as pension and endowment plans. Rather than rely on a single investment style, multi-management combines managers who practice different investment styles to reduce volatility while producing attractive returns. The graph below shows the improved consistency and return that can be achieved by combining managers who employ different investment styles. Note that the combined results produce a greater and more consistent return than a single manager can typically achieve.

[GRAPHIC MISSING]

--------------------------------------------------------------------------------
Constructing the Manager Team

LAMCO has identified three different styles to achieve the Fund's investment objectives.

There are two broad styles of investing, growth and value. The growth style focuses on the selection of companies whose growth prospects are better than the average company. The other style is value, which focuses on the selection of companies that trade at comparatively low multiples of company earnings and book value. Since the Fund has a growth focus, two-thirds of the assets are divided among two growth managers who practice a specific style of investing within this broad style. The other style, representing one-third of the assets, is contrarian in nature; that is, it has characteristics of both growth and value. The style of each manager is shown in the pie chart below.

In addition to producing greater performance consistency, the other objective of multi-management is to produce above average returns; and to fulfill that objective LAMCO searches for successful, independent investment management organizations to hire as portfolio managers for the Fund. Several hundred equity management organizations are well-qualified to manage large investment portfolios. In researching and selecting them, LAMCO focuses on managers who have:

      o  A constant focus on a particular style of investing.

      o  A disciplined investment decision-making process.

      o A record of success relative to other managers who practice the same style.

      o Continuity among the investment professionals, so that those who have built the record remain the managers.

      o  A well-managed, highly responsive organization.

The pie chart below shows the portfolio manager lineup and percentage allocations to each.

[The following information was depicted as a pie chart in the printed material.]

OPPENHEIMER CAPITAL
Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital. 1/3

WILLIAM BLAIR & COMPANY, L.L.C.
Companies with high profitability and enduring growth across a broad range of
market capitalizations.   1/3

M.A. WEATHERBIE & CO., INC.
Small capitalization growth companies with enduring competitive advantages and high, sustainable earnings growth. 1/3

As with anything in investments, circumstances change, so...

--------------------------------------------------------------------------------
                               Manager Evaluation and, Occasionally, Replacement

 ...LAMCO conducts continuing evaluation of the portfolio managers. The purpose is to be sure that each is still the best choice for the Fund. Through frequent meetings with the portfolio managers, and through qualitative and quantitative analyses, each is continually evaluated to assure that:

      o  They are consistently practicing their investment style.

      o  Their transactions and holdings reflect their style.

      o Their organization and investment process continue to support their style.

      o Their investment performance is competitive when compared with other portfolio managers using a similar style.

Also, LAMCO is alert to assuring the proficiency of the portfolio manager team. The objective is to be certain that the team remains an optimal combination, giving the Fund the full benefits of multi-management. The procedures include:

      o Assuring that the Fund's total portfolio has the proper investment characteristics.

      o Researching new investment managers as possible future portfolio managers.

      o Making portfolio manager changes when necessary. Three portfolio managers have been replaced since LAMCO assumed management responsibility for the entire Fund in November 1995.

Further, LAMCO shifts assets among the portfolio managers at selected times. As the previous pie chart indicates, the Fund's assets are allocated among three portfolio managers to provide the desired style diversification. However, each day stock market action changes the actual assets under management of the various managers. Accordingly, from time to time, LAMCO reallocates assets back to the original allocations in order to preserve the benefits of the Fund's multi-management methodology. This procedure is called rebalancing.

The anatomy of the Fund's multi-management structure is visible in its portfolio characteristics on the following page. For reference, they are compared with the S&P/BARRA Growth SmallCap, MidCap and LargeCap indices.

--------------------------------------------------------------------------------
Portfolio Managers/Portfolio Characteristics

THE FUND'S THREE PORTFOLIO MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE ARE:

M.A. WEATHERBIE & CO., INC.
Small capitalization growth companies with enduring competitive advantages and high, sustainable earnings growth.

WILLIAM BLAIR & COMPANY, L.L.C.
Companies with high profitability and enduring growth across a broad range of market capitalizations.

OPPENHEIMER CAPITAL
Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's three portfolio managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the S&P/Barra Growth SmallCap, MidCap and LargeCap indices.

PORTFOLIO CHARACTERISTICS
AS OF DECEMBER 31, 1999
(UNAUDITED)

                                                             MARKET CAPITALIZATION SPECTRUM
                                                        SMALL                             LARGE
                                                        ---------------------------------------
                              S&P/BARRA GROWTH:
                      --------------------------------
                       SmallCap    MidCap     LargeCap     M.A.    William                 Total
                      600 Index  400 Index   500 Index  Weatherbie   Blair   Oppenheimer   Fund
Number of Holdings       198        121         107        57           31         34       119
-------------------------------------------------------------------------------------------------
Median Market
Capitalization
(billions)              $0.8       $2.8       $19.3      $2.0        $15.1      $16.4      $4.2
-------------------------------------------------------------------------------------------------
Average Five-Year
Earnings Per Share
Growth                    14%        14%         19%       27%          22%        13%       21%
-------------------------------------------------------------------------------------------------
Dividend Yield           0.3%       0.2%        0.7%      0.1%         0.4%       1.2%      0.5%
-------------------------------------------------------------------------------------------------
Average Price/
Earnings Ratio            33x        40x         50x       37x          39x        18x       29x
-------------------------------------------------------------------------------------------------
Average Price/Book
Value Ratio              6.4x       8.0x       14.8x      5.8x         7.2x       4.3x      5.8x
-------------------------------------------------------------------------------------------------

                                                     Top 50 Holdings (Unaudited)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
    RANK AS        RANK AS                                      MARKET       PERCENT OF
  OF 12/31/99    OF 9/30/99    SECURITY NAME                  VALUE ($000)  NET ASSETS
---------------------------------------------------------------------------------------
        1            10        The Home Depot, Inc.              $5,348         2.4%
        2             1        Citigroup, Inc.                    5,001         2.3
        3             7        Westwood One, Inc.                 4,945         2.3
        4             2        Freddie Mac                        4,142         1.9
        5            11        Texas Instruments, Inc.            4,127         1.9
        6             9        Automatic Data Processing, Inc.    4,095         1.9
        7             5        Vodafone AirTouch PLC ADR          4,084         1.9
        8             6        Sprint Corp. (FON Group)           4,039         1.8
        9             4        Intel Corp.                        3,967         1.8
       10            12        Concord EFS, Inc.                  3,931         1.8
       11             8        Nokia Corp. ADR                    3,800         1.7
       12            24        Molex, Inc.                        3,345         1.5
       13            22        Catalina Marketing Corp.           3,331         1.5
       14            New       Oracle Corp.                       3,295         1.5
       15            25        Microsoft Corp.                    3,082         1.4
       16            21        American International Group, Inc. 3,041         1.4
       17            18        AFLAC, Inc.                        2,831         1.3
       18            20        Computer Associates
                                 International, Inc.              2,798         1.3
       19            30        AMR Corp.                          2,680         1.2
       20            15        Fastenal Co.                       2,678         1.2
       21            29        Dollar Tree Stores, Inc.           2,673         1.2
       22            34        Financial Federal Corp.            2,637         1.2
       23            17        Bed Bath & Beyond, Inc.            2,533         1.2
       24            23        Minnesota Mining &
                                 Manufacturing Co.                2,447         1.1
       25            26        USFreightways Corp.                2,408         1.1
       26            19        Staples, Inc.                      2,381         1.1
       27            14        Illinois Tool Works, Inc.          2,371         1.1
       28            44        Robert Half International, Inc.    2,329         1.1
       29            33        MBNA Corp.                         2,309         1.1
       30            36        Linear Technology Corp.            2,247         1.0
       31             3        Paychex, Inc.                      2,240         1.0
       32            39        Microchip Technology, Inc.         2,216         1.0
       33            New       Genentech, Inc.                    2,179         1.0
       34            28        Morgan Stanley Dean Witter & Co.   2,141         1.0
       35            35        BMC Software, Inc.                 2,094         1.0
       36            16        Family Dollar Stores, Inc.         2,089         1.0
       37            37        XL Capital Ltd.                    2,075         0.9
       38            77        Cognex Corp.                       2,069         0.9
       39            47        National Instruments Corp.         2,035         0.9
       40            67        MiniMed, Inc.                      2,029         0.9
       41            31        Wells Fargo & Co.                  2,022         0.9
       42            32        Medtronic, Inc.                    2,004         0.9
       43            49        AMFM, Inc.                         1,956         0.9
       44            71        Cintas Corp.                       1,950         0.9
       45            41        Dover Corp.                        1,815         0.8
       46            45        State Street Corp.                 1,812         0.8
       47            New       Computer Sciences Corp.            1,798         0.8
       48            74        ADC Telecommunications, Inc.       1,749         0.8
       49            46        Royal Caribbean Cruises Ltd.       1,741         0.8
       50            New       Micrel, Inc.                       1,718         0.8

Major Stock Changes in the Fourth Quarter (Unaudited)
--------------------------------------------------------------------------------

The following are the major ($500,000 or more) stock changes -- both purchases and sales -- that were made in the Fund's portfolio during the fourth quarter of 1999.

-------------------------------------------------------------------------------------
                                                       SHARES
                                       ----------------------------------------------
 SECURITY NAME                         PURCHASED        SOLD           AS OF 12/31/99
-------------------------------------------------------------------------------------
American Tower Corp.                   28,300                              42,100
Aspect Development, Inc.               22,240                              22,240
BioChem Pharma, Inc.                   42,700                              42,700
Cintas Corp.                           18,200                              36,710
Cognex Corp.                           22,100                              53,050
Computer Sciences Corp.                19,000                              19,000
Cytyc Corp.                            13,215                              13,215
Dionex Corp.                           21,800                              29,080
Genentech, Inc.*                       10,100                              16,200
Investment Technology Group, Inc.      38,200                              58,625
MedQuist, Inc.                         60,930                              60,930
Micrel, Inc.                           30,170                              30,170
MiniMed, Inc.                          15,100                              27,700
NOVA Corp.                             36,300                              36,300
Oracle Corp.                           29,400                              29,400
Peregrine Systems, Inc.                15,600                              15,600
Pharmacia & Upjohn, Inc.               22,000                              22,000
Predictive Systems, Inc.               14,635                              14,635
Textron, Inc.                          15,000                              15,000
Whole Foods Market, Inc.               36,000                              36,000

CheckFree Holdings Corp.                              (24,900)             11,590
Citigroup, Inc.                                       (15,000)             90,000
Clarify, Inc.                                         (28,120)                  0
Flycast Communications Corp.                          (15,310)                  0
Legato Systems, Inc.                                  (20,865)             10,655
Maxim Integrated Products, Inc.                       (47,250)                  0
Minerals Technologies, Inc.                           (28,900)                  0
Morgan Stanley Dean Witter & Co.                      (10,000)             15,000
MSC Industrial Direct Co., Inc.                       (78,320)             80,000
Nokia Corp. ADR                                       (20,000)             20,000
Outdoor Systems, Inc.                                 (65,990)                  0
Paychex, Inc.                                         (71,110)             56,000
Safeguard Scientifics, Inc.                            (5,520)                  0
The ServiceMaster Co.                                 (94,830)                  0
Sprint Corp. (FON Group)                              (10,000)             60,000
TMP Worldwide, Inc.                                   (21,100)              5,720
Westwood One, Inc.                                    (14,800)             65,060

* Adjusted for stock split.

                                                              Manager Roundtable
--------------------------------------------------------------------------------

Profitability, Quality, Valuation: Our Managers See the Measures They Use to Evaluate Stocks Validated Over the Long Term

EVERY TIME PERIOD HAS HAD ITS FADS AND THE LATE '90S WAS NO EXCEPTION AS TECHS AND DOTCOMS DOMINATED THE LEADING INDICES. IS THE INVESTMENT WORLD REALLY DIFFERENT THIS TIME? OUR MANAGERS THINK NOT.

--------------------------------------------------------------------------------
The views expressed in this interview represent the managers' views at the time of the discussion (January 2000) and are subject to change.
--------------------------------------------------------------------------------

This is another in our series of Liberty All-Star Growth Fund Manager Roundtables, which we are pleased to present in our Annual Report. In this Roundtable, the Fund's portfolio managers review the year past, analyze the investment environment and highlight specific changes in their portfolios -- all from the perspective of their specific investment styles and philosophies. The Fund Manager, Liberty Asset Management Company (LAMCO), serves as the moderator for the Roundtable. The participating portfolio managers and their investment styles are:

M. A. WEATHERBIE & CO., INC.
Portfolio Manager / Matthew A. Weatherbie, President and Founder
Investment Style / Small Cap Growth -- M. A. Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.

OPPENHEIMER CAPITAL
Portfolio Manager / John G. Lindenthal, Managing Director
Investment Style / Large Cap Core -- Oppenheimer invests in the stocks of quality companies with sound business prospects that are considered undervalued. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on equity, large undedicated cash flow, and reasonable prices in relation to intrinsic value.

WILLIAM BLAIR & COMPANY, L.L.C.
Portfolio Manager / John F. Jostrand, Principal and Portfolio Manager Investment Style / All Cap Growth -- William Blair emphasizes disciplined, fundamental research to identify quality growth companies with the ability to sustain their growth over long time periods. At the core of the firm is a group of analysts who lead research aimed at identifying companies of all sizes that have the opportunity to grow in a sustainable fashion for extended periods of time.

LAMCO: On the surface, 1999 was a great year for growth stocks. But you had to be in the right growth stocks and/or sectors. From your perspective, how do you view 1999, particularly the fourth quarter? What forces drove the market higher -- were they the same factors that have accounted for its upward move over the past four years, or were there shifts over this multi-year period? John Jostrand, why don't you tackle this one?

JOSTRAND (WILLIAM BLAIR -- ALL CAP GROWTH):

In a dramatic reversal from 1998, investors disregarded company quality in 1999. An analysis of approximately 1,600 companies using Standard & Poor's rankings evidenced the following:

      o On average, high quality stocks, rated "A" or better earned between 9 percent and 20 percent in 1998 versus average returns that were modestly negative to down 5 percent in 1999.

      o Low rated companies were negative in 1998 then shifted to lead the market in 1999, posting 20 to 70 percent increases on average.

      In addition, companies that posted no earnings in 1999 dramatically outperformed companies that posted earnings across the market capitalization spectrum. For smaller companies, this is illustrated by the Russell 2000 Index, which was up 19.6 percent in 1999, while the stocks in the index which posted no earnings were up on average 96.5 percent. Larger companies, as evidenced by the Russell 1000, returned 19.5 percent in 1999. However, the stocks in this index with no earnings returned 184.2 percent on average.

--------------------------------------------------------------------------------

LAMCO: John Lindenthal, what's the view of 1999 at Oppenheimer?

LINDENTHAL (OPPENHEIMER -- LARGE CAP CORE): The market was dominated in 1999 by the technology and communications sectors. Although we had exposure to these groups, we were not overweighted. Our larger holdings such as Nokia, Intel and Computer Associates did well, but not enough to offset our underweighting. Overall, the factor that drove the market higher in 1999 was mainly continued excess liquidity in the financial system.

LAMCO: Matt Weatherbie, what are your thoughts  on 1999?

WEATHERBIE (M. A. WEATHERBIE -- SMALL CAP GROWTH): 1999, particularly the fourth quarter, was notable for finally providing very strong investment returns from smaller growth companies. Although we participated in this strong market, we lagged the smaller cap growth index. Our focus is to own rapidly growing and profitable companies, yet 1999 particularly rewarded companies with projected earnings per share losses. In fact, companies with projected losses outperformed the Russell 2000 Index by over 40 percentage points in 1999! Which companies were these? Generally, they were found in the technology sector. Many technology stocks, which had stellar returns during the year, were companies that do not meet our quality, profitability and valuation criteria. Our technology investments, which also had strong performance, are companies with proven business models, demonstrated strong growth in revenue and profitability, and a high return on equity.

LAMCO: What's the future of diversification when concentrated cap-weighted indices such as the Nasdaq and the S&P 500 rack up big gains and the stock market separates into tech stocks and "all other?" Matt Weatherbie, why don't you continue?

WEATHERBIE (M. A. WEATHERBIE -- SMALL CAP GROWTH): Historically, the market has moved from one fad to another, whether it be conglomerates in the late 1960s, the "nifty fifty" in the early '70s, energy stocks in the early '80s, biotech in the early '90s, or now, Internet stocks. However, over the long term, there's been a strong correlation between the earnings of a company and its growth rate and stock price. In 1999, our holdings in the consumer, health care and diversified business services sectors lagged the overall market. Although these stocks have recently been ignored by the market, they continue to meet our strict guidelines for quality and earnings growth. We are very confident they will prove to be rewarding investments.

--------------------------------------------------------------------------------
" . . . over the long term, there's been a strong correlation between the earnings of a company and its growth rate and stock price."
--------------------------------------------------------------------------------

LAMCO: What are your thoughts on this issue, John  Jostrand?

JOSTRAND (WILLIAM BLAIR -- ALL CAP GROWTH): Savvy investors recognize the cyclicality of market sectors and investment styles. Concentrated market capitalization weighted benchmarks are not as diversified as many investors believe and may consequently cause a rude awakening for the uninformed index investor down the road when small to mid-size companies lead the market. While technology is clearly a critical component of the world economy, we recognize the ebb and flow of enthusiasm from investors for varying sectors of the market. Consequently, we continue to firmly believe in diversification across market sectors and across companies that span the market capitalization spectrum.

--------------------------------------------------------------------------------
"Concentrated market capitalization weighted benchmarks are not as diversified as many investors believe and may consequently cause a rude awakening for the uninformed index investor down the road . . ."
--------------------------------------------------------------------------------

LAMCO: These are interesting perspectives from Weatherbie and William Blair. How about the thinking at Oppenheimer, John Lindenthal?

LINDENTHAL (OPPENHEIMER -- LARGE CAP CORE): The market will eventually rotate away from large cap technology stocks, so a diversified portfolio will benefit. However, the timing of this rotation is uncertain, so it is best to be prepared ahead of time.

--------------------------------------------------------------------------------

LAMCO: Looking back over the decade of the '90s, what sticks in your mind as an investor? How has the decade changed the behavior and/or psychology of the individual investor? John Lindenthal, let's stay with you.

LINDENTHAL (OPPENHEIMER -- LARGE CAP CORE): For most of the '90s, we have had sound policies from the Federal Reserve Board and, therefore, low inflation. During a sustained low inflation environment, financial assets, mainly equities, usually do well. Another important ingredient of the 1990s bull market was a powerful increase in returns on invested capital. This supported a solid growth in earnings for U.S.-based corporations. Also, advancements in technology have improved the individual investor's ability to trade on his/her own. With much more information available through the Internet, individuals are able to make better choices among alternative investments.

--------------------------------------------------------------------------------
"The 1990s were remarkable for two things. One, the longest period of prosperity with low inflation in the nation's history and, two, the advent of the Internet
 . . ."
--------------------------------------------------------------------------------

LAMCO: John Jostrand, how do you see the '90s?

JOSTRAND (WILLIAM BLAIR -- ALL CAP GROWTH): The decade provided incredible economic growth and investment opportunities for an ever increasing number of investors. In fact, the extraordinarily high return levels experienced throughout most of the decade are viewed as "the norm" by many investors despite the market's long-term 12 percent to 13 percent average nominal return level. As an organization that has successfully invested in the stock market since 1935, we are skeptical of the high return expectations shared by many individual investors, who got on the bandwagon during the last decade.

LAMCO: Let's round out this question with Matt  Weatherbie.

WEATHERBIE (M. A. WEATHERBIE -- SMALL CAP GROWTH): The 1990s were remarkable for two things. One, the longest period of prosperity with low inflation in the nation's history and, two, the advent of the Internet, a technology that is beginning to transform our lives. Point one has led to a prolonged bull market in which it has paid to stay fully invested. Point two has enabled individual investors to trade inexpensively online. The combination has greatly increased individual investors' interest in the market and their collective tolerance for risk.

--------------------------------------------------------------------------------
"For most of the '90s, we have had sound policies from the Federal Reserve Board and, therefore, low inflation. During a sustained low inflation environment, financial assets, mainly equities, usually do well."
--------------------------------------------------------------------------------

LAMCO: Now, coming into 2000, do you anticipate "more of the same" from the domestic equity market or should investors expect a change in the environment? John Jostrand, why don't you lead off?

JOSTRAND (WILLIAM BLAIR -- ALL CAP GROWTH): Always expect change. The stock market is a dynamic reflection of our economic strength and productivity and has historically migrated between market sectors and industries. Clearly, sectors such as technology will continue to play a key role in our economy, but stock prices often run ahead or fall behind "real" economic progress, priming the market for a shift in sector/industry leadership. Additionally, we continue to believe that high quality, well managed companies with strong financials -- including actual earnings -- will win out over time. Consequently, we do not anticipate an extended period of "more of the same" with the market being driven by lower quality companies with no earnings. We have all witnessed a sharp increase in volatility of both individual stock prices and managed portfolios over the past few years. Currently, we see no signs of stock market volatility scaling back to historic norms.

--------------------------------------------------------------------------------
"Always expect change. The stock market is a dynamic reflection of our economic strength and productivity and has historically migrated between market sectors and industries."
--------------------------------------------------------------------------------

LAMCO: Thank you, John. How about John Lindenthal and Oppenheimer's point of view?

LINDENTHAL (OPPENHEIMER -- LARGE CAP

--------------------------------------------------------------------------------

CORE): We expect the market to broaden over the course of 2000. It has shown some signs of doing this over the past year, but so far none of these moves has been sustained. The leadership in the market has been extremely narrow, and a broadening would be healthy for the long run.

LAMCO: Matt Weatherbie, share your thoughts, please.

WEATHERBIE (M. A. WEATHERBIE -- SMALL CAP GROWTH): 1999 marked the fifth straight year of 20 percent or greater gains for the S&P 500 index. This is unprecedented in U.S. financial history. While there is nothing on the horizon to suggest a recession, both long- and short-term interest rates have risen significantly over the past year, and seem to be still going up. History suggests that sooner or later, such competition from fixed income securities will lead to a market correction. Certainly, over a period of several years, investors should expect an annualized return from stocks closer to the 9 percent long-term trend rather than the 20 percent trend of the last five years. This is because the price-to-earnings ratio on the S&P 500 has risen to 27 times earnings, a historic high.

LAMCO: What are you keying on for 2000, especially in terms of factors such as interest rates, inflation, corporate earnings, economic growth or the election? John Lindenthal, start us off, please.

LINDENTHAL (OPPENHEIMER -- LARGE CAP CORE): The only macro factor we focus on is financial liquidity. The Federal Reserve will not allow money to grow at close to double-digit rates for much longer. Therefore, we could get somewhat of a squeeze between the demand for funds and how much the Fed is willing to supply. Historically, high price-to-earnings stocks, such as those that have led the Nasdaq, have not fared well in this type of environment.

LAMCO: Matt Weatherbie, any factors attracting your attention?

WEATHERBIE (M. A. WEATHERBIE -- SMALL CAP GROWTH): The key macro factors I am focusing on for 2000 are the level and direction of interest rates, both long-term and short-term, the outlook for inflation, and key statements from Alan Greenspan, which could signal a much greater determination to wring out the speculation that is a feature of the current investment environment. On a micro level, I am focusing on the earnings growth of the companies in our portion of the Fund's portfolio.

LAMCO: How is William Blair approaching the year, John Jostrand?

JOSTRAND (WILLIAM BLAIR -- ALL CAP GROWTH): We are cautiously optimistic as we look forward to 2000. We believe that during 2000 investors will once again focus on the importance of quality and earnings. The catalyst(s) for this shift in focus could emanate from a number of sources, including fear of rising inflation and/or interest rates, a slowdown in corporate growth, increasing strength of non-U.S. economies and their global competitiveness or a cooling-off in domestic housing. While we continue to expect to find opportunities, identifying these opportunities will demand good, solid fundamental research. Consistent with our investment philosophy, we will continue to pursue a bottom-up stock selection strategy with the intent of making good intermediate to long-term investments regardless of the frenzy of speculative short-term trading strategies prevalent in the market today.

LAMCO: All of you have provided terrific insights, for which we thank you. Current stocks in your portfolio are always of interest. So, let's close by asking you to highlight two stocks you're high on right now. Matt Weatherbie, start us off, will you?

WEATHERBIE (M. A. WEATHERBIE -- SMALL CAP GROWTH): One stock we're high on is Catalina Marketing. This company provides a supermarket point of sale network that allows consumers to redeem coupons at the checkout counter. The company provides a valuable service to supermarket chains (by building consumer loyalty), to consumers (by saving them money), and to the consumer packaged goods company (by enabling cost-efficient targeted promotions). The company is duplicating this point of sale network in the drugstore chain industry, providing the same services for consumers, drugstore operators and pharma-

--------------------------------------------------------------------------------

ceutical companies, using an advertising-based consumer newsletter. Finally, it is leveraging these strengths by leading the way into secure coupons to consumers over the Internet. The company has a 35 percent return on equity and is growing 25 percent per year in earnings.

      The second company we like is Microchip Technology. The company is the second largest and fastest-growing producer of microcontrollers, those single-purpose chips that are found in a wide variety of communications, consumer, computing and industrial products ranging from cell phones to garage door openers. The company has outperformed its competitors decisively over the past two years of industry slowdown caused by the Asian economic collapse. Business is now reaccelerating and Microchip has the capacity and a strong new product introduction schedule to further these market share gains over the next two to three years. Sales and earnings growth could exceed 30 percent annually and the company is solidly profitable with a 22 percent return on equity.

LAMCO: John Jostrand, what do you like at William Blair?

JOSTRAND (WILLIAM BLAIR -- ALL CAP GROWTH): I would like to talk about two great, long-term holdings that got overlooked in the risk-takers' market of 1999. They are Medtronic, the medical technology company, and MBNA, the credit card direct marketing bank. The financial profile of each is everything that the Internet is not -- superior return on equity (consistently 26 to 30 percent), high positive free cash flow and very good to steady growth.

      Medtronic should report an 18 percent increase in earnings this fiscal year and accelerate slightly next year. The company digested two major acquisitions and still grew base business slightly better than budget. Market share rose virtually across the board -- to over 53% in pacemakers (more than twice its nearest competitor) and 52% in defibrillators. New product development is kicking in as well. Medtronic has an important new business in neurological and spine products that grew sales substantially. Finally, the pharmaceutical sector is on Washington's legislative agenda this year, so Medtronic should be an attractive alternative to investors.

      MBNA grew earnings in 1999 by 24 percent. Financial performance has far outstripped almost all companies in its sector for years -- indeed, outstripped most companies its size in any industry. Its key differentiation is a singular devotion to customer service -- as a direct marketer, its primary product is service that is reliable, convenient and prompt. Service is measured and re-measured, and employees are rewarded when it's done well. MBNA also must be efficient, particularly in the area of new customer acquisition costs. The credit card industry continues to grow, as cards continue to take market share as a form of payment around the world, but the industry structure is shifting. It has become important to be large in this business, and so MBNA has become one of the few who profitably acquires smaller banks' portfolios. Market shares have shifted in favor of the larger participants, but there are still many years left for superior natural growth.

LAMCO: John Lindenthal, wrap it up for us, please.

LINDENTHAL (OPPENHEIMER -- LARGE CAP CORE): Computer Associates is a leading software supplier that services both large mainframe type installations and also the networking and server markets. Its business is benefiting from the advancements in technology, especially the growth in the Internet and e-commerce. Given these exciting prospects, the stock remains reasonably valued and it remains a large position in the portfolio.

      AFLAC is a supplemental insurance company that operates in both the U.S. and Japan. The Japanese subsidiary has an industrial position few global companies can match (it has over 90 percent of the cancer insurance market). Its sales force is the best in Japan, and it continually offers new products to stimulate sales. Excess cash flow is returned to the U.S. parent and is used to buy back stock. AFLAC's management is the best in the business and future prospects are bright.

LAMCO: Thank you all very much.

Schedule of Investments as of December 31, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (95.2)                               SHARES    MARKET VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.0%)
Boeing Co.                                         40,000     $ 1,662,500
Raytheon Co., Class A                              25,000         620,312
                                                             ------------
                                                                2,282,812
                                                             ------------

BANKS (1.8%)
State Street Corp.                                 24,800       1,811,950
Wells Fargo & Co.                                  50,000       2,021,875
                                                             ------------
                                                                3,833,825
                                                             ------------

BROADCASTING & CABLE (4.2%)
AMFM, Inc. (a)                                     25,000       1,956,250
BHC Communications, Inc. (a)                        6,890       1,102,400
Citadel Communications Corp. (a)                   20,050       1,300,744
Westwood One, Inc. (a)                             65,060       4,944,560
                                                             ------------
                                                                9,303,954
                                                             ------------

BUSINESS & CONSUMER SERVICES (5.9%)
Autoweb.com, Inc. (a)                              32,100         349,088
Catalina Marketing Corp. (a)                       28,780       3,331,285
C-bridge Internet Solutions, Inc. (a)               8,300         403,588
Cintas Corp.                                       36,710       1,950,219
Getty Images, Inc. (a)                             27,445       1,341,374
Labor Ready, Inc. (a)                             100,350       1,216,744
Robert Half International, Inc. (a)                81,535       2,328,843
Shared Medical Systems Corp.                       23,100       1,176,656
TMP Worldwide, Inc. (a)                             5,720         812,240
                                                             ------------
                                                               12,910,037
                                                             ------------

CHEMICALS (1.4%)
Dionex Corp. (a)                                   29,080       1,197,733
Hercules, Inc.                                     25,000         696,875
Monsanto Co.                                       35,000       1,246,875
                                                             ------------
                                                                3,141,483
                                                             ------------

COMMUNICATIONS EQUIPMENT (3.3%)
ADC Telecommunications, Inc. (a)                   24,100       1,748,756
American Tower Corp. (a)                           42,100       1,286,681
Ezenia!, Inc. (a)                                  51,550         409,178
Nokia Corp. ADR                                    20,000       3,800,000
                                                             ------------
                                                                7,244,615
                                                             ------------

See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                            SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMPUTER & BUSINESS EQUIPMENT (1.8%)
Cognex Corp. (a)                                      53,050     $ 2,068,950
Compaq Computer Corp.                                 50,000       1,353,125
Extreme Networks, Inc. (a)                             5,500         459,250
                                                                ------------
                                                                   3,881,325
                                                                ------------

COMPUTER SERVICES & SOFTWARE (16.7%)
Acxiom Corp. (a)                                      66,900       1,605,600
Affiliated Computer Services, Inc. (a)                25,970       1,194,620
Aspect Development, Inc. (a)                          22,240       1,523,440
Automatic Data Processing, Inc.                       76,000       4,094,500
Billing Concepts Corp. (a)                            57,670         374,855
BMC Software, Inc. (a)                                26,200       2,094,362
CheckFree Holdings Corp. (a)                          11,590       1,211,155
Computer Associates International, Inc.               40,000       2,797,500
Computer Sciences Corp. (a)                           19,000       1,797,875
Concord EFS, Inc. (a)                                152,655       3,930,866
F5 Networks, Inc. (a)                                  3,800         433,200
Keane, Inc. (a)                                       29,140         925,195
Legato Systems, Inc. (a)                              10,655         733,197
Microsoft Corp. (a)                                   26,400       3,082,200
National Instruments Corp. (a)                        53,195       2,034,709
NOVA Corp. (a)                                        36,300       1,145,719
Oracle Corp. (a)                                      29,400       3,294,637
Peregrine Systems, Inc. (a)                           15,600       1,288,950
Predictive Systems, Inc. (a)                          14,635         958,593
Sterling Commerce, Inc. (a)                           49,500       1,686,094
Transaction Systems Architects, Inc. (a)              10,750         301,000
                                                                ------------
                                                                  36,508,267
                                                                ------------
CONSUMER PRODUCTS (0.2%)
Avon Products, Inc.                                   15,000         495,000
                                                                ------------

DIVERSIFIED (1.6%)
Minnesota Mining & Manufacturing Co.                  25,000       2,446,875
Textron, Inc.                                         15,000       1,150,313
                                                                ------------
                                                                   3,597,188
                                                                ------------

DRUGS & HEALTH CARE (6.6%)
BioChem Pharma, Inc. (a)                              42,700         928,725
Cytyc Corp. (a)                                       13,215         806,941
Elan Corp. ADR (a)                                    40,800       1,203,600
Foundation Health Systems, Inc. (a)                   51,240         509,198

                                           See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES    MARKET VALUE
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE (CONT.)
Genentech, Inc. (a)                                      16,200     $ 2,178,900
MedQuist, Inc. (a)                                       60,930       1,572,756
Medtronic, Inc.                                          55,000       2,004,062
MiniMed, Inc. (a)                                        27,700       2,029,025
PacifiCare Health Systems, Inc. (a)                      13,390         709,670
Pharmacia & Upjohn, Inc.                                 22,000         990,000
Quintiles Transnational Corp. (a)                        16,840         314,698
ResMed, Inc. (a)                                         26,665       1,113,264
                                                                   ------------
                                                                     14,360,839
                                                                   ------------

ELECTRONICS & ELECTRICAL EQUIPMENT (9.5%)
Arrow Electronics, Inc. (a)                              60,000       1,522,500
Emerson Electric Co.                                     15,000         860,625
Intel Corp.                                              48,200       3,967,462
Linear Technology Corp.                                  31,400       2,247,062
Maker Communications, Inc. (a)                           17,200         735,300
Micrel, Inc. (a)                                         30,170       1,717,804
Microchip Technology, Inc. (a)                           32,380       2,216,006
Molex, Inc.                                              73,918       3,344,790
Texas Instruments, Inc.                                  42,600       4,126,875
                                                                   ------------
                                                                     20,738,424
                                                                   ------------

FINANCIAL SERVICES (10.0%)
Citigroup, Inc.                                          90,000       5,000,625
Countrywide Credit Industries, Inc.                      50,000       1,262,500
Financial Federal Corp. (a)                             115,600       2,637,125
Freddie Mac                                              88,000       4,141,500
Investment Technology Group, Inc.                        58,625       1,685,469
Investors Financial Services Corp.                        9,665         444,590
MBNA Corp.                                               84,750       2,309,437
Morgan Stanley Dean Witter & Co.                         15,000       2,141,250
Paychex, Inc.                                            56,000       2,240,000
                                                                   ------------
                                                                     21,862,496
                                                                   ------------

FOOD, BEVERAGE & RESTAURANTS (2.8%)
Buffets, Inc. (a)                                        58,920         589,200
Diageo PLC ADR                                           35,000       1,120,000
McDonald's Corp.                                         35,000       1,410,938
Outback Steakhouse, Inc. (a)                             30,550         792,391
Papa John's International, Inc. (a)                       8,400         534,281
Whole Foods Market, Inc. (a)                             36,000       1,669,500
                                                                   ------------
                                                                      6,116,310
                                                                   ------------

See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                             SHARES    MARKET VALUE
--------------------------------------------------------------------------------
HOTELS & ENTERTAINMENT/LEISURE (0.8%)
Royal Caribbean Cruises Ltd.                           35,300     $ 1,740,731
                                                                 ------------

INDUSTRIAL EQUIPMENT (4.3%)
Caterpillar, Inc.                                      30,000       1,411,875
Dover Corp.                                            40,000       1,815,000
Fastenal Co.                                           59,590       2,677,825
Illinois Tool Works, Inc.                              35,100       2,371,444
MSC Industrial Direct Co., Inc. (a)                    80,000       1,060,000
                                                                 ------------
                                                                    9,336,144
                                                                 ------------

INSURANCE (4.7%)
ACE Ltd.                                               75,000       1,251,562
AFLAC, Inc.                                            60,000       2,831,250
American International Group, Inc.                     28,125       3,041,015
Conseco, Inc.                                          40,000         715,000
XL Capital Ltd.                                        40,000       2,075,000
                                                                 ------------
                                                                    9,913,827
                                                                 ------------

OIL & GAS (1.2%)
Petroleum Geo-Services ADR (a)                         66,580       1,185,956
Pride International, Inc. (a)                          99,990       1,462,354
                                                                 ------------
                                                                    2,648,310
                                                                 ------------
POLLUTION CONTROL (0.3%)
Waste Management, Inc.                                 40,000         687,500
                                                                 ------------

PUBLISHING (0.6%)
R.R. Donnelley & Sons Co.                              50,000       1,240,625
                                                                 ------------

RETAIL TRADE (8.3%)
Bed Bath & Beyond, Inc. (a)                            72,880       2,532,580
The Children's Place Retail Stores, Inc. (a)           24,005         394,582
Dollar Tree Stores, Inc. (a)                           55,180       2,672,781
Family Dollar Stores, Inc.                            128,080       2,089,305
The Home Depot, Inc.                                   78,000       5,347,875
May Department Stores Co.                              45,000       1,451,250
99 Cents Only Stores (a)                               37,820       1,446,615
Staples, Inc. (a)                                     114,750       2,381,063
                                                                 ------------
                                                                   18,316,051
                                                                 ------------

                                           See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                             SHARES    MARKET VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (5.8%)
Price Communications Corp. (a)                         61,127     $ 1,700,095
Sprint Corp. (FON Group)                               60,000       4,038,750
U.S. Cellular Corp. (a)                                14,900       1,503,969
Vodafone AirTouch PLC ADR                              82,500       4,083,750
Western Wireless Corp. (a)                             23,360       1,559,280
                                                                 ------------
                                                                   12,885,844
                                                                 ------------

TRANSPORTATION (2.4%)
AMR Corp. (a)                                          40,000       2,680,000
Burlington Northern Santa Fe Corp.                     10,000         242,500
USFreightways Corp.                                    50,300       2,408,112
                                                                 ------------
                                                                    5,330,612
                                                                 ------------

TOTAL COMMON STOCKS (Cost $139,583,017)                           208,376,219
                                                                 ------------

PREFERRED STOCK (0.5%)
BROADCASTING & CABLE (0.5%)
The News Corp., Ltd. (Cost $1,083,848)                 35,000       1,170,313
                                                                 ------------

See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                   PAR         MARKET
SHORT-TERM INVESTMENT (6.2%)                                      VALUE         VALUE
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.2%)
SBC Warburg Ltd., Repurchase Agreement
dated 12/31/99, 2.50% to be repurchased at
$13,598,833 on 01/03/00, collateralized by U.S. Treasury
bonds and notes with various maturities to 2021, with a
current market value of $13,877,034.                         $13,596,000   $ 13,596,000
                                                                           ------------

TOTAL INVESTMENTS (101.9%) (COST $154,262,865) (B)                          223,142,532

OTHER ASSETS AND LIABILITIES, NET (-1.9%)                                   (4,098,979)
                                                                           ------------
NET ASSETS (100.0%)                                                        $219,043,553
                                                                           ============
NET ASSET VALUE PER SHARE (16,302,347 SHARES OUTSTANDING)                        $13.44
                                                                           ============

NOTES TO SCHEDULE OF INVESTMENTS:
   (a) Non-income producing security.
   (b) Cost of investments for federal income tax purposes is $154,576,154. Gross unrealized appreciation and depreciation of investments at December 31, 1999 is as follows:

               Gross unrealized appreciation      $81,901,439

               Gross unrealized depreciation      (13,335,061)
                                                  -----------
               Net unrealized appreciation        $68,566,378
                                                  ===========

 Acronym                    Name
--------         ---------------------------
   ADR           American Depositary Receipt


                                              See Notes to Financial Statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
   Investments at market value (identified cost $154,262,865)      $223,142,532
   Receivable for investments sold                                      489,919
   Dividends and interest receivable                                     81,779
   Cash                                                                  60,387
   Other assets                                                          42,006
                                                                   ------------
     TOTAL ASSETS                                                   223,816,623
                                                                   ------------
LIABILITIES:
   Payable for investments purchased                                  2,520,054
   Distributions payable to shareholders                              2,140,902
   Accrued expenses                                                     112,114
                                                                   ------------
     TOTAL LIABILITIES                                                4,773,070
                                                                   ------------
NET ASSETS                                                         $219,043,553
                                                                   ============
NET ASSETS REPRESENTED BY:
   Paid-in capital (authorized 60,000,000 shares at $0.10 Par;
     16,302,347 shares outstanding)                                $149,607,826

   Accumulated net realized gains on investments
    less distributions                                                  556,060

   Net unrealized appreciation on investments                        68,879,667
                                                                   ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
OF BENEFICAL INTEREST ($13.44 PER SHARE)                           $219,043,553
                                                                   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:

   Dividends                                                        $ 1,131,426
   Interest                                                             485,243
                                                                    -----------

     Total investment income (Net of foreign taxes
       withheld at source which amounted to $8,996)                   1,616,669

EXPENSES:
   Management fees                                      $ 1,555,244
   Administrative fee                                       387,850
   Bookkeeping fee                                           63,522
   Custodian and transfer agent fees                         71,253
   Proxy and shareholder communication expense               48,783
   Printing expense                                          63,930
   Legal and audit fees                                      58,533
   Directors' fees and expense                               25,164
   Miscellaneous expense                                     57,224
                                                       ------------

     TOTAL EXPENSES                                                   2,331,503
                                                                    -----------

NET INVESTMENT LOSS                                                    (714,834)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gains on investment transactions:
   Proceeds from sales                                  147,436,502
   Cost of investments sold                             124,855,189
                                                       ------------
     Net realized gains on investment transactions                   22,581,313

Net unrealized appreciation on investments:
   Beginning of year                                     62,101,991
   End of year                                           68,879,667
                                                       ------------
     Change in unrealized appreciation -- net                         6,777,676
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $28,644,155
                                                                    ===========

                                              See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                              -------------------------
STATEMENT OF CHANGES IN NET ASSETS                                1999           1998
---------------------------------------------------------------------------------------

OPERATIONS:

   Net investment loss                                     $   (714,834)   $   (387,717)

   Net realized gains on investment transactions             22,581,313       3,436,236

   Change in unrealized appreciation -- net                   6,777,676      19,887,947
                                                           ------------    ------------
   Net increase in net assets resulting from operations      28,644,155      22,936,466
                                                           ------------    ------------
DISTRIBUTIONS DECLARED FROM:

   Paid-in capital                                                   --     (11,582,263)

   Net realized gains on investments                        (19,222,792)     (7,170,633)
                                                           ------------    ------------
   Total distributions                                      (19,222,792)    (18,752,896)
                                                           ------------    ------------
CAPITAL TRANSACTIONS:

   Increase in net assets from capital share transactions    11,108,320      27,593,181
                                                           ------------    ------------
   Total increase in net assets                              20,529,683      31,776,751

NET ASSETS:

   Beginning of year                                        198,513,870     166,737,119
                                                           ------------    ------------
   End of year                                             $219,043,553    $198,513,870
                                                           ============    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                          YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------------
                                                          1999         1998         1997         1996         1995
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year                   $  13.03     $  12.89     $  11.27     $  10.55     $   9.95
                                                       --------     --------     --------     --------     --------
Income from Investment Operations:

   Net investment income (loss)                           (0.05)       (0.03)       (0.02)        0.01         0.31

   Net realized and unrealized gains on investments        1.83         1.73         2.88         1.86         1.05
                                                       --------     --------     --------     --------     --------
Total from Investment Operations                           1.78         1.70         2.86         1.87         1.36
                                                       --------     --------     --------     --------     --------
Less Distributions from:

   Net investment income                                     --           --           --        (0.01)       (0.31)

   Paid-in capital                                           --        (0.83)          --           --           --

   Realized capital gains                                 (1.23)       (0.52)       (1.24)       (1.01)       (0.45)
                                                       --------     --------     --------     --------     --------
Total Distributions                                       (1.23)       (1.35)       (1.24)       (1.02)       (0.76)
                                                       --------     --------     --------     --------     --------
Change due to rights offering (a)                            --        (0.21)          --           --           --

Impact of shares issued in dividend reinvestment (b)      (0.14)          --           --        (0.13)          --
                                                       --------     --------     --------     --------     --------
Total Distributions, Reinvestments and

   Rights Offering                                        (1.37)       (1.56)       (1.24)       (1.15)       (0.76)
                                                       --------     --------     --------     --------     --------
Net asset value at end of year                         $  13.44     $  13.03     $  12.89     $  11.27     $  10.55
                                                       ========     ========     ========     ========     ========
Market price at end of year                            $ 10.813     $ 11.438     $ 11.938     $  9.250     $  9.375
                                                       ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

Based on net asset value                                  15.9%        15.3%        27.3%        18.3%        13.8%

Based on market price                                      6.2%         9.3%        43.6%         9.3%        19.3%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)                       $219         $199         $167         $137         $120

Ratio of expenses to average net assets                   1.20%        1.22%        1.20%        1.35%        1.42%

Ratio of net investment income to
   average net assets                                   (0.37)%      (0.22)%      (0.18)%        0.06%        2.87%

Portfolio turnover rate                                     71%          33%          57%          51%          82%

(a) Effect of Fund's rights offering for shares at a price below net asset value.
(b) Effect of payment of a portion of distributions in newly issued shares valued at a discount from net asset value.
(c) Calculated assuming all distributions reinvested at the actual reinvestment price and all primary rights exercised.

                                              See Notes to Financial Statements.

Notes to Financial Statements December 31, 1999
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

      Liberty All-Star Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and commenced operations on March 14, 1986. The Fund's investment objective is to seek long term capital appreciation. The Fund is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

      VALUATION OF INVESTMENTS -- Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the mean of the closing bid and asked quotations on that date. Over-the-counter securities not quoted on the NASDAQ system are valued at the most recent bid prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Directors. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that this does not represent fair value.

      PROVISION FOR FEDERAL INCOME TAX -- The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

      OTHER -- Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES

      Under the Fund's Management and Portfolio Management Agreements, the Fund pays the Manager a management fee for its investment management services at an annual rate of 0.80% of the Fund's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the investment portfolio managed by it. The Fund also pays the Manager a fee for its administrative services at an annual rate of 0.20% of the Fund's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $300 million. The aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of the Fund's average weekly net assets in excess of $300 million. Colonial Management Associates, Inc., an affiliate of the Manager, provides bookkeeping and pricing services for $30,000 per year plus 0.0233% of the Fund's average weekly net assets over $50 million.

NOTE 3. CAPITAL TRANSACTIONS

      During the years ended December 31, 1999 and December 31, 1998, distributions in the amount of $11,108,320 and $11,371,038, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 1,065,787 and 984,758 shares, respectively. In a rights offering commencing June 9, 1998, shareholders exercised rights to purchase 1,314,122 shares at $12.41 per share for proceeds, net of expenses, of $16,222,143.

NOTE 4. SECURITIES TRANSACTIONS

      Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the

--------------------------------------------------------------------------------

proceeds from investments sold excluding short-term debt obligations for the year ended December 31, 1999 were $132,092,749 and $147,436,502, respectively.

      The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

      The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.

      Distributions to shareholders are recorded on the ex-dividend date. The characterization of income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

NOTE 6. CHANGE IN INDEPENDENT AUDITOR

      Based on the recommendation of the Audit Committee of the Fund on June 18, 1999, the Board of Directors determined not to retain KPMG Peat Marwick LLP
(KPMG) as the Fund's independent auditor and voted to appoint PricewaterhouseCooopers LLP (PwC) for the fiscal year ended December 31, 1999. During the two most recent fiscal years, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of KPMG would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and the Board of Directors of Liberty All-Star Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Growth Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

                            Automatic Dividend Reinvestment & Cash Purchase Plan
--------------------------------------------------------------------------------

      Each shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan as amended June 30, 1996 (the "Plan"), unless the shareholder specifically elects otherwise by writing to the agent for participants in the Plan, State Street Bank and Trust Company (the "Plan Agent"), P.O. Box 8200, Boston, MA 02266-8200 or by calling 1-800-LIB-FUND (1-800-542-3863). Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee must notify their brokerage firm, bank or nominee if they do not wish to participate in the Plan.

      Under the Plan, all dividends and other distributions on shares of the Fund are automatically reinvested by the Plan Agent in additional shares of the Fund. Distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent's completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

      Participants in the Plan have the option of making additional cash payments in any amount from $100 to $3,000 on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than 10 days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

      The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

      There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of divdends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable only in cash.

      With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

      Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee will be able to participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

      Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, State Street Bank and Trust Company, c/o EquiServe, P.O. Box 8200, Boston, MA 02266-8200. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

Tax Information
--------------------------------------------------------------------------------

All 1999 distributions whether received in cash or shares of theFund consist of the following:
(1) ordinary income and
(2) long-term capital gains distributions

Below is a table that details the breakdown of each 1999 distribution for federal income tax purposes.

TAX STATUS OF 1999 DISTRIBUTIONS (UNAUDITED)

--------------------------------------------------------------------------------
                                         ORDINARY INCOME
                                  ----------------------------
                                      NET          SHORT-TERM         LONG-TERM
                      AMOUNT      INVESTMENT        CAPITAL            CAPITAL
DATE PAID           PER SHARE       INCOME           GAINS              GAINS
--------------------------------------------------------------------------------
04/19/99              $0.31           --             13.68%            86.32%
--------------------------------------------------------------------------------
07/06/99              $0.32           --             13.03%            86.97%
--------------------------------------------------------------------------------
10/04/99              $0.29           --             14.14%            85.86%
--------------------------------------------------------------------------------
01/03/00              $0.31           --             13.00%            87.00%
--------------------------------------------------------------------------------

FOR CORPORATE SHAREHOLDERS

--------------------------------------------------------------------------------
37% of the ordinary income dividends qualify for the 70% dividend received deduction available for corporations for the year ended December 31, 1999.

[LOGO]   LIBERTY                           ASG
        ALL*STAR                          Listed
       -----------                         NYSE
       GROWTH FUND              THE NEW YORK STOCK EXCHANGE

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
1-617-722-6036
Internet: www.libertyallstar.com

INDEPENDENT AUDITORS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company c/o EquiServe
P.O. Box 8200, Boston, Massachusetts 02266-8200
1-800-LIB-FUND (1-800-542-3863)
Internet: www.equiserve.com

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts 02110

DIRECTORS
Robert J. Birnbaum*
John V. Carberry
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
John V. Carberry, Chairman of the Board of Directors
William R. Parmentier, Jr., President and Chief Executive Officer
Christopher S. Carabell, Vice President
Mark T. Haley, Vice President
Timothy J. Jacoby, Treasurer
Nancy L. Conlin, Secretary
J. Kevin Connaughton, Controller

* Member of the audit committee.

------------------------------------------------------

Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[LOGO] LIBERTY
       FINANCIAL

                               [GRAPHIC OMITTED]

[LOGO]   LIBERTY                   ASG                A MEMBER OF THE
        ALL*STAR                 Listed               CLOSED-END
       -----------                NYSE                FUND
       GROWTH FUND     THE NEW YORK STOCK EXCHANGE    ASSOCIATION, INC.
                                                      WWW.CLOSED-ENDFUNDS.COM

Liberty Asset Management Company, Fund Manager
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-800-LIB-FUND (1-800-542-3863)
Internet: www.libertyallstar.com
                                                                     CHACM-AR-00